THE GLENMEDE FUND, INC.
Registration No. 811-5577
FORM N-SAR
Annual Period Ended October 31, 2017


Sub-Item 77Q1: Exhibits.

(a)	Articles Supplementary to the Articles of
Incorporation are incorporated herein by reference to Exhibit (a)(55) in Registrant's
Post-Effective Amendment No. 97 filed with the Commission on August 30, 2017.